Supplement to the
Fidelity Fifty®
August 21, 2000
Prospectus

On November 16, 2000, the fund's Board of Trustees authorized the extension of the fund's 3.00% sales load waiver through December 31, 2001.

The following information replaces the paragraph under the heading "Average Annual Returns" found in the "Performance" section on page 4.

The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which is waived through December 31, 2001.

The following information replaces similar information found in the "Fee Table" section on page 5.

Maximum sales charge (load) on purchases (waived through December 31, 2001) (as a % of offering price)	3.00%A
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%
Annual account maintenance fee (for accounts under $2,000)	$12.00

A Lower sales charges may be available for accounts over $250,000.

The following information replaces similar information found in the "Account Features and Policies" section on page 19.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

The following information supplements the information found in the "Fund Distribution" section beginning on page 22.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

FIF-01-03 June 22, 2001
1.463147.107

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

The following information replaces similar information found in the "Fund Distribution" section beginning on page 22.

To receive sales concessions and payments made pursuant to a Distribution and Service Plan, qualified recipients must sign the appropriate agreement with FDC in advance.

The following information replaces the fourth paragraph in the "Fund Distribution" section on page 22.

The fund's sale charge (which is currently waived through December 31, 2001) may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

The following information replaces the paragraph under the heading "Additional Performance Information" found in the "Appendix" section on page 27.

Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. The Lipper Large Cap Growth Funds Average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper Large Cap Supergroup Average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. The following information compares the performance of the fund to two new Lipper comparison categories. The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which is waived through December 31, 2001.

SUPPLEMENT TO THE

FIDELITY FIFTY®

August 21, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces fundamental investment limitations (3) and (7) found in the "Investment Policies and Limitations" section on page 2.

The fund may not:

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following information replaces non-fundamental investment limitation (vi) found in the "Investment Policies and Limitations" section on page 2.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

The following information replaces the second paragraph under the heading "After-Tax Results for the Fund" found in the "Performance" section on page 15.

The pre-liquidation calculation assumes (i) that taxes are paid on distributions at the time of the distribution, (ii) that shares were held for the entire measurement period, and (iii) that no taxes have been paid on accumulated capital appreciation. The pre-liquidation returns do not include the effect of the fund's maximum front-end sales charge of 3.00%. The pre-liquidation returns also do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares held less than 30 days.

The post-liquidation calculation assumes (i) that taxes are paid on distributions at the time of the distribution and (ii) that shares have been sold at the end of the measurement period. The post-liquidation returns include the effect of the fund's maximum front-end sales charge of 3.00%. The post-liquidation returns do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares held less than 30 days.

Effective June 13, 2001, Ms. Johnson was elected to the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 18.

*ABIGAIL P. JOHNSON (39), Trustee of Fidelity Hastings Street Trust (2001), is Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR Co., Inc. (2001) and FMR (1997), and a Director of FMR Corp. Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 18.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of International Flavors & Fragrances, Inc. (2000), Rockwell International (electronic controls and communications products, 2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

FIFB-01-05 June 22, 2001
1.717700.108

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 18.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 18.

MARVIN L. MANN (68), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals) and Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 18.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 18.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

During the period from November 1, 2000 through June 12, 2001, Mr. Stavropoulos served as a Member of the Advisory Board. Effective June 13, 2001, Mr. Stavropoulos was elected to the Board of Trustees. The following information supplements the information found in the "Trustees and Officers" section beginning on page 18.

WILLIAM S. STAVROPOULOS (62), Trustee of Fidelity Hastings Street Trust (2001). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Effective April 1, 2001, Mr. Maloney serves as Assistant Treasurer. The following information supplements the information found in the "Trustees and Officers" section beginning on page 18.

PAUL F. MALONEY (51) is Assistant Treasurer of Fidelity Fifty. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

The following information supplements the information found in the Trustees and Officers" section beginning on page 18.

THOMAS J. SIMPSON (43) is Assistant Treasurer of Fidelity Fifty (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following information replaces similar information under the heading "Sub-Advisors" found in the "Management Contract" section on page 25.

For providing investment advice and research services, fees paid to FMR U.K., FMR Far East, and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended June 30	FMR U.K.	FMR Far East	Fees Paid by FMR Far East to FIJ
2000	$ 13,839	$ 18,219	$ 2,390
1999	$ 12,090	$ 6,642	$ 0
1998	$ 3,522	$ 3,150	$ 0

The following information supplements the information found in the "Distribution Services" section on page 25.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Fidelity Fifty shares.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

The following information replaces similar information found in the "Distribution Services" section on page 25.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 25.

FSC also collects small account fees from certain accounts with balances less than $2,000.

The following information replaces the similar information found in the "Description of the Trust" section on page 26.

Custodians. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.